UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number      811-21404
ING Clarion Real Estate Income Fund

(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code:      1-888-711-4CRA
Date of fiscal year end:     December 31
Date of reporting period:     June 30, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semi-Annual Report

June 30, 2006

ING Clarion Real Estate Income Fund

ING REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

The ING Clarion Real Estate Income Fund (“Fund”) generated strong positive performance for the first half of 2006 with growth in the Net Asset Value (“NAV”) of 12.58%. The market price return (i.e., stock price appreciation plus dividends) to shareholders was virtually the same at 12.70%[1]. The Fund’s stock price closed at $16.64 and the NAV per share was $19.39 on June 30th. The Fund paid total dividends of $0.69 per share for the first 6 months of 2006 consisting of six regular monthly dividends of $0.115 per share. The annualized dividend of $1.38 per share represents an 8.3% yield on share price and a 7.1% yield on NAV.

Total borrowings and preferred stock issued by the Fund was approximately $130 million (or 31% of the Fund’s total assets), which is below the 33% “leverage” discussed in the Fund’s offering documents. We have fixed the interest rate at 3.7% through interest rate swaps on $84 million (65% of the leverage), thus assuring an attractive low interest cost for the remaining term on the swaps of approximately 2 years.

During the first-half of 2006, the NAREIT Equity REIT index rose 12.90%, the Morgan Stanley REIT Preferred Index (MSRP) rose 2.40%, and the Lehman CMBS index fell 0.32%. After a very strong first quarter, real estate stocks retreated modestly during the second quarter. A blended benchmark of 60% REITs, 20% MSRP, and 20% CMBS rose 8.14% during the first-half of 2006. On an NAV basis, your manager exceeded the blended benchmark by 4.45%.

At June 30th, the Fund’s investments were well diversified by vehicle and by property type. The property type distribution is shown in the chart below. The Fund was invested primarily in REIT common stock 74%, with another 15% invested in preferred stock issued by real estate companies, and 11% in fixed income securities and cash (primarily CMBS). Our decision to maintain a relatively high exposure to REIT common stock within the Fund helped performance as REITs significantly outperformed both preferred stock and CMBS year-to-date. Given the Fund’s primary objective of high current income, our stock selection within the allocation to REITs was skewed somewhat towards securities reasonably valued and paying an above average dividend yield. Though allowed to invest up to 30% of the Fund in fixed income securities, we improved the Fund’s performance by keeping a relatively low weighting of approximately 11% in CMBS during the year. Our similarly low overall allocation to preferred stock also helped performance during the first-half of 2006.

Good security selection has been a primary driver of the Fund’s outperformance this year. Turnover in the Fund was low for the first six months as we feel the Fund is well positioned in the current environment. Trading was largely focused on redeploying the funds received from positions in three portfolio companies whose takeovers were consummated earlier this year: Amli Residential, Arden Realty, and Prentiss Properties. The Fund continues to benefit from M&A activity in the property sector as takeovers were announced in June and July for two other holdings in the Fund (Trizec Properties and Heritage Property Investment Trust), which have also have positively impacted the NAV of the Fund. The announced privatizations continue a trend of marginal shrinkage in the supply of U.S. REIT stock. For the first half of 2006, there have been six M&A transactions announced ($26.4 billion in value), including five privatizations with a gross value of $21.4 billion. Meanwhile, there have been no new Initial Public Offerings (IPOs) in 2006 and only $4.5 billion in follow-on equity offerings year to date. Though the overall size of the U.S. REIT market (measured by market capitalization) is growing, the value of stock taken from the market via privatizations is over $30 billion more than the value of new stock issued during the last three years. The acquisitions serve to underpin the continued attractiveness of publicly traded property stocks in an investment environment characterized by growing interest in real estate. To many investors, real estate remains attractive versus other asset classes by virtue of its solid income return and good earnings growth potential.

The forces currently driving real estate stocks higher are a combination of improving earnings outlook (particularly in the office, apartments, & hotel sectors), valuations that are close to NAV or private market values, and a “wave of private capital” that continues to search for privatization candidates in the public

Semi-Annual Report  June 30, 2006   1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

markets. As we begin the second quarter earnings reporting season, we expect confirmation of our original forecast for REIT earnings growth in the 6% to 7% range for 2006. Importantly, 2006 could be the first year since 2000 that all property sectors have positive earnings growth. From a “marginal improvement” perspective, the office and apartment sectors seem to have the best marginal improvement in earnings growth between 2005 and 2006. In 2005, the office stocks had negative earnings growth, while the apartment stocks had very modest earnings growth. 2006 has brought a much more favorable outlook to each of these sectors. We believe that earnings growth is being driven primarily by occupancy and rent gains (internal growth), and not by higher investment activity. New investments in the form of acquisitions and developments/redevelopments continue to be steady, but at much more modest levels compared to a decade ago. Dividends are growing as a natural by-product of an improving earnings picture. By year-end, we expect the aggregate REIT dividend to have increased by 2%-3%, with the strongest growth in the hotel sector. We remain cautiously optimistic about the total return prospects for an actively managed portfolio of real estate company stocks. Valuations are elevated relative to historic norms, but this appears justified given the moderate growth economic outlook and the improving fundamentals of real estate markets. The private market investment funds continue to support current real estate stock prices and valuations.

We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson
President and
Chief Executive Officer

Index Definitions:

The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

[1]	Market value total investment return does not take into effect open market purchases under the dividend reinvestment plan as required by generally accepted accounting principles. Such market value total investment return calculated in accordance with generally accepted accounting principles is disclosed in the financial highlights table of the semi-annual report.

2  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Portfolio of Investments June 30, 2006 (unaudited)

		Market
Shares		Value

	Common Stock – 106.9%
	Real Estate Investment Trusts (“REIT”) – 106.9%
77,700	AMB Property Corp.	$3,927,735
24,800	AvalonBay Communities, Inc.	2,743,376
25,000	Boston Properties, Inc.	2,260,000
326,253	Brandywine Realty Trust	10,495,559
356,400	Camden Property Trust	26,213,220
206,600	CBL & Associates Properties, Inc.	8,042,938
218,100	Colonial Properties Trust	10,774,140
350,100	Commercial Net Lease Realty	6,984,495
80,600	Developers Diversified Realty Corp.	4,205,708
215,000	Digital Realty Trust, Inc.	5,308,350
186,429	EastGroup Properties, Inc.	8,702,506
150,000	Extra Space Storage, Inc.	2,436,000
33,000	Federal Realty Investment Trust	2,310,000
310,700	First Industrial Realty Trust, Inc.	11,787,958
175,300	GMH Communities Trust	2,310,454
245,200	Health Care REIT, Inc.	8,569,740
520,100	Heritage Property Investment Trust	18,161,892
259,500	Highwoods Properties, Inc.	9,388,710
40,100	Hospitality Properties Trust	1,761,192
190,900	iStar Financial, Inc.	7,206,475
435,810	Liberty Property Trust	19,262,802
44,500	Mack-Cali Realty Corp.	2,043,440
787,500	Maguire Properties, Inc.	27,696,375
194,900	Mid-America Apartment Communities, Inc.	10,865,675
350,600	Nationwide Health Properties, Inc.	7,892,006
499,000	New Plan Excel Realty Trust	12,320,310
245,100	Newcastle Investment Corp.	6,205,932
324,700	OMEGA Healthcare Investors, Inc.	4,292,534
256,753	Pennsylvania Real Estate Investment Trust	10,365,118
100,000	Post Properties, Inc.	4,534,000
106,400	Reckson Associates Realty Corp.	4,402,832
65,000	Regency Centers Corp.	4,039,750
64,500	SL Green Realty Corp.	7,060,815
216,000	Senior Housing Properties Trust	3,868,560
92,600	Sovran Self Storage, Inc.	4,703,154
168,900	Spirit Finance Corp.	1,901,814
289,800	Strategic Hotel & Resorts, Inc.	6,010,452
169,200	Trizec Properties, Inc.	4,845,888
246,600	Trustreet Properties, Inc.	3,252,654
225,000	U-Store-It Trust	4,243,500
120,000	Ventas, Inc.	4,065,600

	Total Common Stock (cost $244,556,202)	307,463,659

	Preferred Stock – 20.3%
	Real Estate Investment Trusts (“REIT”) – 20.3%
75,000	Affordable Residential Communities, Series A	1,713,750
70,000	Apartment Investment & Management Co., Series R	1,762,250
80,000	Apartment Investment & Management Co., Series V	1,996,000
51,000	CBL & Associates Properties, Inc., Series C	1,287,750
65,000	Cedar Shopping Centers, Inc.	1,704,300
50,500	Equity Inns, Inc., Series C	1,275,125
59,600	Federal Realty Investment Trust	1,518,012
50,000	First Industrial Realty Trust, Inc., Series J	1,232,500
20,000	Glimcher Realty Trust, Series F	513,800
85,000	Glimcher Realty Trust, Series G	2,125,000
130,000	Innkeepers USA Trust, Series C	3,211,000
150,000	iStar Financial, Inc., Series F	3,710,250
170,000	LaSalle Hotel Properties, Series B	4,324,800
76,800	LaSalle Hotel Properties, Series E	1,939,200
50,000	Maguire Properties, Inc., Series A	1,235,000
35,000	Nationwide Health Properties, Inc.	3,500,000
82,200	Pennsylvania Real Estate Investment Trust	4,488,120
129,000	Public Storage, Inc., Series I	3,199,200
80,000	SL Green Realty Corp., Series C	1,960,000
120,000	Strategic Hotels & Resorts, Inc., Series B	3,037,500
90,900	Strategic Hotels & Resorts, Inc., Series C	2,263,410
100,000	Sunstone Hotel Investors, Inc., Series A	2,520,000
345,000	The Mills Corp., Series E	7,941,900

	Total Preferred Stock (cost $59,335,399)	58,458,867

	Convertible Preferred Stock – 1.0%
	Real Estate Investment Trusts (“REIT”) – 1.0%
50,000	Crescent Real Estate, 6.75%, Series A	1,068,750
80,000	Windrose Medical Properties Trust, 7.50%, Series A	2,016,000

	Total Convertible Preferred Stock (cost $3,062,564)	3,084,750

See notes to financial statements.
Semi-Annual Report  June 30, 2006   3

ING Clarion Real Estate Income Fund  Portfolio of Investments (unaudited) continued

Principal		Market
Amount		Value

	Mortgage-Related Securities – 9.1%
	Chase Commercial Mortgage Securities Corp.,
$1,000,000	Series 1997-1, Class F
	7.37%, 6/19/29 (a)	$1,037,362
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G
	5.44%, 9/15/30 (a)	2,412,305
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J
	6.00%, 7/15/35 (a)	1,926,563
3,500,000	Series 2002-CP3, Class K
	6.00%, 7/15/35 (a)	3,295,332
2,000,000	Series 2003-C5, Class K
	5.23%, 12/15/36 (a)	1,669,688
2,000,000	Series 2003-C5, Class L
	5.23%, 12/15/36 (a)	1,463,438
	GS Mortgage Securities Trust,
	Commercial Mortgage Pass-Through Certificates
2,500,000	Series 2006-GG6, Class L
	5.23%, 4/10/38 (a)	2,047,949
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J
	5.06%, 7/12/35 (a)	2,905,098
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L
	4.93%, 4/15/35 (a)	2,977,814
4,000,000	Series 2003-C7, Class L
	5.44%, 10/15/35 (a)	2,881,406
3,800,000	Series 2003-C8, Class K
	5.03%, 11/15/35 (a)	3,165,578
77,488,020	Series 2004-C12, Class IO
	2.64%, 7/15/41 (a)(b)	343,290

	Total Mortgage-Related Securities (cost $24,541,059)	26,125,823

	Corporate Bonds – 6.2%
650,000	Ashton Woods USA LLC
	9.50%, 10/01/15	578,500
1,500,000	Denny’s Corp./ Holdings, Inc.
	10.00%, 10/01/12	1,500,000
	K. Hovnanian Enterprises, Inc.
$1,750,000	7.50%, 5/15/16	1,631,875
1,000,000	8.625%, 1/15/17	990,000
997,000	Ingles Markets, Inc.
	8.875%, 12/01/11	1,048,096
2,000,000	Meritage Homes Corp.
	7.00%, 5/01/14	1,800,000
1,000,000	O’Charley’s, Inc.
	9.00%, 11/01/13	1,017,500
2,500,000	Petro Stopping Centers, LP
	9.00%, 2/15/12	2,493,750
	Standard Pacific Corp.
1,000,000	9.25%, 4/15/12	998,750
1,000,000	7.75%, 3/15/13	950,000
500,000	7.00%, 8/15/15	446,250
1,000,000	Stanley-Martin Communities LLC
	9.75%, 8/15/15	860,000
1,016,000	The Jean Coutu Group, Inc. (Canada)
	8.50%, 8/01/14	939,800
500,000	Trustreet Properties, Inc.
	7.50%, 4/01/15	495,000
2,130,000	WCI Communities, Inc.
	9.125%, 5/01/12	2,007,525

	Total Corporate Bonds (cost $19,014,225)	17,757,046

	Total Investments – 143.5% (cost $350,509,449)	412,890,145
	Liabilities in Excess of Other Assets – (7.0%)	(20,246,038)
	Preferred Shares, at redemption value – (36.5%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (c)	$287,644,107

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities amounted to $26,125,823 or 9.1% of net assets.

(b)	Interest-only security. Rate shown is effective yield as of June 30, 2006.

(c)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

See notes to financial statements.
4  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2006 (unaudited)

Assets
Investments, at value (cost $350,509,449)	$412,890,145
Cash	75
Dividends and interest receivable	3,038,042
Unrealized appreciation on swap contracts	2,318,711
Other assets	13,304

Total Assets	418,260,277

Liabilities
Line of credit payable	25,227,500
Management fee payable	199,564
Dividends payable – preferred shares	31,791
Accrued expenses and other liabilities	157,315

Total Liabilities	25,616,170

Preferred Shares, at redemption value
$0.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$287,644,107

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 14,838,484 shares issued and outstanding	$14,838
Additional paid-in capital	201,494,017
Distributions in excess of net investment income	(1,476,645)
Accumulated net realized gain on investments and swap contracts	22,912,490
Net unrealized appreciation on investments and swap contracts	64,699,407

Net Assets Applicable to Common Shares	$287,644,107

Net Asset Value Applicable to Common Shares
(based on 14,838,484 common shares outstanding)	$19.39

See notes to financial statements.
Semi-Annual Report  June 30, 2006   5

ING Clarion Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends	$11,533,772
Interest (Net of foreign withholding taxes of $8,105)	1,832,683

Total Investment Income		$13,366,455

Expenses
Management fees	1,686,152
Interest expense on line of credit	343,265
Auction agent fees – preferred shares	134,677
Administration fees	46,111
Printing fees	39,095
Legal fees	34,930
Transfer agent fees	32,235
Audit fees	27,611
Trustees’ fees and expenses	16,747
Custodian fees	15,008
Insurance fees	12,994
AMEX listing fee	7,438
Rating agency fees	5,437
Miscellaneous expenses	2,943

Total Expenses		2,404,643
Management fee waived		(495,927)

Net Expenses		1,908,716

Net Investment Income		11,457,739

Net Realized and Unrealized Gain on Investments and Swap Contracts
Net realized gain on:
Investments		9,216,744
Swap contracts		450,071

		9,666,815

Net change in unrealized appreciation/depreciation on:
Investments		13,617,498
Swap contracts		683,850

		14,301,348

Net Gain on Investments and Swap Contracts		23,968,163

Dividends and Distributions on Preferred Shares from
Net investment income		(2,461,263)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$32,964,639

See notes to financial statements.
6  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six
	Months Ended	For the
	June 30, 2006	Year Ended
	(unaudited)	December 31, 2005

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$11,457,739	$16,995,816
Net realized gain on investments and swap contracts	9,666,815	18,868,860
Net change in unrealized appreciation/depreciation on investments and swap contracts	14,301,348	(4,193,904)
Dividends and distributions on Preferred Shares from net investment income and capital gains	(2,461,263)	(3,600,897)

Net increase in net assets applicable to Common Shares resulting from operations	32,964,639	28,069,875

Dividends and Distributions on Common Shares*
Distribution of net investment income	(10,238,554)	(9,527,615)
Distribution of capital gains	—	(9,627,249)
Distribution of return of capital	—	(7,480,216)

Total dividends and distributions on Common Shares	(10,238,554)	(26,635,080)

Net Increase in Net Assets	22,726,085	1,434,795
Net Assets Applicable to Common Shares
Beginning of period	264,918,022	263,483,227

End of period (net of distributions in excess of net investment income of $1,476,645 and $234,567, respectively)	$287,644,107	$264,918,022

*	The final determination of the source of the 2006 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.
Semi-Annual Report  June 30, 2006   7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2006 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$32,964,639

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Increase in unrealized appreciation on swap contracts	(683,850)
Net change in unrealized appreciation/depreciation on investments	(13,617,498)
Net accretion of bond discount and amortization of bond premium	(256,355)
Net realized gain on investments	(9,216,744)
Cost of long-term securities purchased	(61,338,659)
Proceeds from sale of long-term securities	43,881,055
Decrease in dividends and interest receivable	264,551
Decrease in receivable for investment securities sold	37,770,979
Decrease in other assets	5,433
Increase in accrued expenses and other liabilities	9,777
Increase in management fee payable	2,375
Decrease in payable for investment securities purchased	(33,708,292)

Net Cash Used in Operating and Investing Activities	(3,922,589)

Cash Flows from Financing Activities:
Cash distributions paid on Common Shares	(10,238,554)
Decrease in dividends payable – preferred shares	(186,375)
Increase in line of credit payable	14,347,500

Net Cash Provided by Financing Activities	3,922,571

Net decrease in cash	(18)
Cash at Beginning of Period	93

Cash at End of Period	$75

See notes to financial statements.
8  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Financial Highlights

Per share operating
performance	For the Six				For the Period
for a Common Share	Months Ended		For the	For the	September 16, 2003(1)
outstanding	June 30, 2006		Year Ended	Year Ended	through
throughout the period	(unaudited)		December 31, 2005	December 31, 2004	December 31, 2003

Net asset value, beginning of period	$17.85		$17.76	$15.53	$14.33	(2)

Income from investment operations
Net investment income(3)	0.77		1.15	0.96	0.33
Net realized and unrealized gain on investments and swap contracts	1.63		0.97	2.60	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.17)		(0.24)	(0.11)	(0.01)

Total from investment operations	2.23		1.88	3.45	1.40

Dividends and Distributions on Common Shares
Net investment income	(0.69)		(0.64)	(0.77)	(0.20)
Capital gains	—		(0.65)	(0.32)	—
Return of capital	—		(0.50)	(0.13)	—

Total dividends and distributions to Common Shareholders	(0.69)		(1.79)	(1.22)	(0.20)

Net asset value, end of period	$19.39		$17.85	$17.76	$15.53

Market value, end of period	$16.64		$15.39	$16.32	$15.06

Total investment return(5)
Net asset value	12.58%		11.25%	23.38%	9.83	%(4)
Market value	12.66%		5.57%	17.77%	1.77	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$287,644		$264,918	$263,483	$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.36	%(6)	1.25%	1.32%	1.19	%(6)
Net expenses, before fee waiver+	1.72	%(6)	1.61%	1.68%	1.47	%(6)
Net investment income, after preferred share dividends	6.43	%(6)	5.17%	5.37%	7.08	%(6)
Preferred share dividends	1.76	%(6)	1.40%	0.70%	0.20	%(6)
Net investment income, before preferred share dividends+	8.19	%(6)	6.57%	6.07%	7.25	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	0.96	%(6)	0.87%	0.90%	1.05	%(6)
Net expenses, before fee waiver+	1.21	%(6)	1.12%	1.15%	1.30	%(6)
Net investment income, after preferred share dividends	4.54	%(6)	3.61%	3.67%	6.21	%(6)
Preferred share dividends	1.24	%(6)	0.97%	0.49%	0.17	%(6)
Net investment income, before preferred share dividends+	5.78	%(6)	4.58%	4.16%	6.38	%(6)
Portfolio turnover rate	10.99%		19.61%	21.90%	3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000		$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	$93,487		$88,076	$87,734	$79,881

(1)	Commencement of operations.
(2)	Net asset value at September 16, 2003.
(3)	Based on average shares outstanding.
(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on September 26, 2003 (initial public offering).
(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan.
(6)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.
Semi-Annual Report  June 30, 2006   9

ING Clarion Real Estate Income Fund
Notes to Financial Statements June 30, 2006 (unaudited)

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and ING Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor”). The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2006. Details of the swap agreements outstanding as of June 30, 2006 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	04/30/2007	$42,000	3.30%	1 Month LIBOR	$769,502
Citigroup	04/30/2009	42,000	4.08%	1 Month LIBOR	1,549,209

					$2,318,711

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to

See notes to financial statements.
10  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the six months ended June 30, 2006, the Trust incurred management fees of $1,190,225, which are net of $495,927 in management fees waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust less certain Trust start-up costs assumed by the Advisor in organizing and offering the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $61,338,659 and $43,881,055, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2005, the adjustments were to decrease additional paid-in capital by $7,618,560, increase accumulated net realized gain on investments by $4,104,149 and increase undistributed net investment income by $3,517,411 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2006 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in January 2007 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2006 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$350,509,449	$65,909,121	$(3,528,425)	$62,380,696

For the year ended December 31, 2005, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $13,184,939 of ordinary income, $9,570,822 of long-term capital gain and $7,480,216 of return of capital.

See notes to financial statements.
Semi-Annual Report  June 30, 2006   11

ING Clarion Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $40,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2006, there was an outstanding borrowing of $25,227,500 in connection with the Trust’s line of credit.

The average daily amount of borrowings within the six months ended June 30, 2006, was $12,815,478 with a related weighted average interest rate of 5.13%. The maximum amount outstanding within the six months ended June 30, 2006, was $25,227,500.

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust has not issued any common shares in 2006 and 2005. At June 30, 2006, the Trust had outstanding common shares of 14,838,484 with a par value of $0.001 per share. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended June 30, 2006, the annualized dividend rates ranged from:

	High	Low	At June 30, 2006

Series W28	5.45%	4.30%	5.45%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

See notes to financial statements.
12  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Supplemental Information  (unaudited)

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on May 26, 2006. Preferred shareholders voted on the election of one Trustee.

With regard to the election of the following Trustee by preferred shareholders of the Fund:

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

Richard L. Sutton	3,003.000	2.000

The other Trustees of the Fund whose terms did not expire in 2006 are John Bartholdson, T. Ritson Ferguson, Frederick S. Hammer, Jarrett B. Kling and Asuka Nakahara.

Trustees

The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	2	Board member of the Community Coalition of Chester County (since 2005).

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 63	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995 to present); National Trustee of the Boys and Girls Clubs of America (1997 to present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 50	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Co. from January 1, 1996 to September 1, 1998; Chief Knowledge Officer of Trammell Crow Co. from September 1, 1998 to December 31, 1999.	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present) and the board of The Philadelphia Foundation (2004-present).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non-executive.	2	Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998 to present); Director on the Boards of Tri-Arc Financial Services, Inc. (1989- 2004) and Magellan Insurance Co., Ltd. (1989-2004); former Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989); trustee of the Madison Square Boys and Girls Club (1978 to present).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

See notes to financial statements.
Semi-Annual Report  June 30, 2006   13

ING Clarion Real Estate Income Fund  Supplemental Information (unaudited) continued

Number of
Portfolios in
the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 61	3 years/1 year	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc., 1993-present.	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004); and; the Philadelphia/ Washington Advisory Board of FM Global (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson, Hammer and Bartholdson, as Class I Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Officers

The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 29 Chief Financial Officer	since 2006	Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Heather Trudel 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 35 Secretary	since inception	Director of ING Clarion Real Estate Securities, L.P. since 1995

Additional Information

Additional information regarding the Trustees is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

See notes to financial statements.
14  Semi-Annual Report  June 30, 2006

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258; Phone number: (800) 432-8224.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Heather Trudel
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares – Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
T. Ritson Ferguson
Managing Director and Chief Investment Officer
13 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	August 28, 2006

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Treasurer and Chief Financial Officer

Date:	August 28, 2006